UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2025

Rent the Runway, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Rent the Runway, Inc.
10 Jay Street
Brooklyn, New York 11201
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (212) 524-6860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RENT	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2025, the Board of Directors (the “Board”) of Rent the Runway, Inc. (the “Company”) elected Daniel Rosensweig to serve as a Class I director, effective May 12, 2025. Mr. Rosensweig previously served on the Board from November 2012 to April 2023. His appointment increases the size of the Board from seven to eight directors. Concurrent with his appointment, Mr. Rosensweig was appointed to the Finance Committee.
The Board determined that Mr. Rosensweig qualifies as an independent director under the corporate governance standards of the Nasdaq Stock Market LLC. There are no arrangements or understandings between Mr. Rosensweig and any other persons pursuant to which he was selected as a director.

Mr. Rosensweig will receive compensation for his service consistent with that provided to all non-employee directors, as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on May 23, 2024, including cash retainers in respect of his service on the Board and on the Finance Committee and a grant of 1,685 restricted stock units on the date of the 2025 Annual Meeting of Stockholders.

Mr. Rosensweig is the parent of a member of the Company’s marketing team who joined the Company in February 2025 and, therefore, did not receive any compensation in fiscal year 2024. The employee’s salary is $190,000. The employee has also received a grant of 500 restricted stock units and is eligible to receive an incentive cash bonus for fiscal year 2025 based upon the achievement of certain Company metrics.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

Date: May 16, 2025	By:	/s/ Cara Schembri
Cara Schembri Chief Legal & Administrative Officer